Exhibit 99.7

Malay

CSLM Digital Asset Acquisition Corp III, Ltd. (Nasdaq: KOYN) dan First Digital Group Ltd. Mengumumkan Surat Hasrat bagi Cadangan Penggabungan Perniagaan untuk Membentuk Peneraju Global Stablecoin dan Pembayaran Digital

First Digital Group ialah penyedia utama infrastruktur stablecoin dan aset digital, serta kumpulan peneraju di belakang FDUSD - stablecoin ketiga paling banyak didagangkan di dunia - disokong oleh rangka kerja amanah berasaskan pematuhan sepenuhnya serta ekosistem pembayaran dan infrastruktur global yang berkembang pesat

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NEW YORK, NY dan HONG KONG, Dec. 02, 2025 (GLOBE NEWSWIRE) -- First Digital Group Ltd. ("First Digital" atau "syarikat") dan CSLM Digital Asset Acquisition Corp III, Ltd. ("KOYN"), sebuah syarikat pemerolehan tujuan khas yang tersenarai awam, bersama-sama mengumumkan bahawa mereka telah menandatangani surat hasrat tidak mengikat ("LOI") bagi cadangan penggabungan perniagaan. Apabila selesai, syarikat gabungan itu dijangka disenaraikan secara awam di bursa sekuriti nasional di Amerika Syarikat.

First Digital Group: Peneraju Global dalam Infrastruktur Aset Digital

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First Digital telah mengukuhkan kedudukannya sebagai salah satu inovator paling progresif serta pesat berkembang dalam kewangan digital, berkembang daripada akar umbinya dalam perkhidmatan amanah dan jagaan tradisional kepada penyedia global infrastruktur aset digital yang mesra institusi. Ditubuhkan pada tahun 2019 dan disusun semula di bawah First Digital Group Ltd. yang berpangkalan di Gibraltar pada tahun 2022, syarikat ini kini beroperasi merentasi pelbagai bidang kuasa dengan model operasi berasaskan pematuhan serta rekod prestasi terbukti dalam penyampaian penyelesaian teknologi kewangan yang selamat, boleh dipercayai dan berskala.

Di pusat penawaran First Digital ialah FDUSD, stablecoin berdenominasi USD yang disokong sepenuhnya oleh tunai dan setara tunai yang disimpan dalam struktur amanah berdaftar di Hong Kong yang terlindung daripada risiko muflis. FDUSD telah pantas muncul sebagai salah satu stablecoin paling aktif didagangkan di bursa berpusat, mencapai permodalan pasaran melebihi AS$1 bilion dalam tempoh empat bulan pertama, sebelum mencatat edaran puncak melebihi AS$4.4 bilion apabila kadar penerimaan bertambah pesat. Disokong oleh integrasi bursa tier-1 dan rakan kecairan bertaraf dunia, FDUSD telah memproses lebih daripada AS$2 trilion dalam jumlah dagangan terkumpul, sekali gus membuktikan kecairan mendalam serta permintaan berterusan di seluruh pasaran global. Disokong sepenuhnya oleh rizab berasingan yang dipegang bersama sekutu penjaga berlesen serta diperkuat dengan pengesahan bebas bulanan dan kawalan AML/KYC yang kukuh, FDUSD telah menjadi dolar digital yang dipercayai dan berskala untuk bursa, pengguna institusi dan aplikasi pembayaran on-chain.

First Digital beroperasi sebagai sebuah yayasan yang dikawal selia dengan pendekatan berasaskan pematuhan, serta memiliki lesen dan pendaftaran di pusat kewangan utama. Ekosistem produk syarikat yang berkembang pesat merangkumi penyelesaian stablecoin-as-a-service untuk korporat, rangkaian pembayaran stablecoin global dengan keupayaan penyelesaian masa nyata, API on-chain dan off-chain untuk perdagangan, perkhidmatan pertukaran (swap services), jagaan (custody), pencetakan/penebusan (minting/redemption) serta alat pedagang. Selain itu, ia turut menyediakan infrastruktur yang membolehkan penyelesaian rentas sempadan, kiriman wang dan integrasi DeFi. Syarikat kini menjangkakan untuk melaporkan kira-kira AS$80–90 juta dalam hasil tidak diaudit bagi tahun 2025, sekali gus mengukuhkan kedudukannya sebagai kuasa utama dalam peralihan ke arah ekonomi aset digital moden.

First Digital bersedia untuk melancarkan Finance District - sebuah ekosistem kewangan terdesentralisasi yang dibina di atas asas kepercayaan institusi, yang akan menandakan pencapaian penting bagi syarikat. Terasnya ialah Prism, lapisan pembayaran dan penyelesaian berasaskan agen yang membolehkan agen AI autonomi dan pembantu digital melaksanakan transaksi, melakukan penyelesaian serta mengagihkan nilai pada kelajuan mesin menggunakan FDUSD. Inovasi ini membuka kategori baharu sepenuhnya dalam kewangan berkuasa AI—membolehkan perniagaan mengautomasikan aliran hasil, memperkemas kos operasi dan menyertai ekonomi on-chain yang berkembang pesat tanpa menjejaskan pematuhan atau

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Vincent. Jagaan ase t , integriti dan kepercayaan. Wang bo/eh diprogram menyatukan 3 f7 kebolehpercay a an. Dengan Finance D i strict, F i rst D i gital memposis i kan d i r i nya di barisan hadapan gelombang baharu DeF i , di mana pembayaran bo l eh d i program, tadb i r urus komun i ti dan utiliti duni a sebenar bergabung untuk membentuk i nfrastruktur kewangan bagi ekonomi auto n omi. Untuk mak l umat lanjut mengenai F i rst Dig i tal , sila l ayari: bttps · [f1stdjgjtal oom/jr - and disciosures Secara beras i ngan, pada 3April 2025, F i rst D i g i tal te l ah memfailkan writ saman di High Court of the Hong Kong Special Admi n i strative Region, Court of F i rst I nstance, untuk memu l akan tindakan fitnah terhadap Sun Yuchen (juga di kenali sebagai Just i n Sun ) sebagai tindak ba l as kepada tuduhan awamnya. Maklumat tamba h an den pemfailan awam berkaitan perkara i ni bo l eh didapati di : bttps · [f1stdjgjtal oom/jr - and disciosures Ras i onal Strateg i k bagi Cadangan P enggabungan Pem i agaan Pasukan pengurusan KOYN mempunyai pengalaman me n da l am merentasi transaksi S P AC, aset d i gital dan pasaran modal berstruktu r . Mereka percaya bahawa F i rst Dig i tal berada pada ked u dukan un i k untuk mu n cul sebagai peneraju global da l am sektor yang sedang me n dapat manfaat daripada keje l asan peraturan global yang semaki n men i ngkat b agi stableco i n. Sektor i ni turut digerakkan o l eh pertumbuhan pesat da l am pembayaran rentas sempadan, k i r i man wang dan penye l esa i an on - c h a i n; pen i ngkatan perm i ntaan i nstitusi terhadap stableco i n yang d i sokong sepenuhnya, p atuh dan telus; serta peral ihan ke arah i nfrastruktur pembayaran Web3 dan wang boleh di program. Syarikat gabungan i ni bertujuan mempercepatkan pengembangan antarabangsa F i rst Dig i tal , me l uaskan rangkaian produknya serta memperkukuh jejak pematuhan dan pengawa l se l i aan i nst i tus i nya. U l asan Pengurusan Pengasas & Ketua Pegawai E ksekutif F i rst D i gita l , Vi n cent Chok: "Membawa penerbit stablecoin US D pertama di dunia yang berasaskan APAC dan berfokus kepada pasaran sedang pesat membangun untuk disenaraikan secara awam merupakan satu pencapaian penting bukan sahaja bagi First Digital, tetapi juga bagi evolusi kewangan digital di peringkat global. • Kami ta/ah meluangkan bertahun - tahun membina infrastruktur kepercayaan. Rizab yang talus, struktur yang dikawal se/ia dan /andasan institusi yang sedia digunakan menandakan permulaan bab seterusnya. Dengan pelancaran Finance District dan lapisan pembayaran agen kami, Prism, pada akhir tahun ini, kami membuka laluan kepada penyelesaian masa nyata berl(uasa Al serta generasi baharu perdagangan boleh diprogram. Cadangan penggabungan dengan KOYN ini meletakkan kami pads kedudukan untuk berskala secara global dan terus membentuk m asa depan dolar digital . · Pengerusi CSLM Dig i tal Asset Acquisition Corp Ill, Ltd, V i k Mittal, berkata: • Kami berbesar hati untuk beketjasama dengan seorang pemimpin berwawasan seperti rangkaian pembayaran dunia menjadi satu rangkaian dolar global. Akhirnya kami sedang menulis semula infrastruktur kewangan dunia dari asasnya. Ini adalah kemajuan yang sudah lama dinantikan."

Dokumentasi Muktamad

Pihak berkenaan akan mengumumkan butiran tambahan mengenai cadangan penggabungan perniagaan apabila perjanjian muktamad dimeterai. Tiada jaminan boleh diberikan berhubung pemeterian atau pemasaan bagi sebarang perjanjian muktamad, mahupun penyempurnaan mana-mana transaksi. Sebarang transaksi akan tertakluk kepada penyempurnaan usaha wajar yang memuaskan, rundingan perjanjian muktamad dan perjanjian sokongan berkaitan yang menyediakan penggabungan perniagaan yang dicadangkan, pemenuhan syarat-syarat yang dirundingkan, kelulusan lembaga pengarah dan pemegang saham, kelulusan pengawalseliaan serta syarat lazim lain.

Penasihat

Cohen & Company Capital Markets bertindak sebagai penasihat eksklusif pasaran modal dan M&A kepada First Digital. Loeb & Loeb LLP bertindak sebagai penasihat undang-undang kepada KOYN. DLA Piper LLP (US) dan DLA Piper UK LLP bertindak sebagai penasihat undang-undang kepada First Digital.

Maklumat Tambahan dan Tempat Mendapatkannya

Sekiranya perjanjian muktamad dimeterai berhubung dengan cadangan penggabungan perniagaan, syarikat atau syarikat pemegangan baharu akan menyediakan dan memfailkan kenyataan proksi/prospektus dengan SEC. KOYN menggesa para pelabur dan pemegang sekuriti untuk membaca kenyataan proksi/prospektus serta dokumen lain yang difailkan dengan SEC apabila ia tersedia, kerana dokumen tersebut akan mengandungi maklumat penting mengenai cadangan penggabungan perniagaan ini. Kenyataan proxy akan diedarkan kepada pemegang Saham Biasa Kelas A KOYN berhubung dengan permintaan KOYN bagi mendapatkan undi daripada para pemegang saham mengenai cadangan penggabungan perniagaan dan perkara lain yang akan dihuraikan di dalamnya. Semua pemfailan SEC boleh didapati secara percuma di www.sec.gov.

Peserta dalam permintaan Proksi

KOYN, First Digital serta pengarah, pegawai dan kakitangan masing-masing boleh dianggap sebagai peserta di bawah peraturan SEC dalam permintaan proksi berhubung dengan cadangan penggabungan perniagaan. Maklumat mengenai pengarah dan pegawai KOYN disediakan dalam pemfailan KOYN dengan SEC.

Butiran tambahan mengenai kepentingan pihak-pihak yang terlibat dalam cadangan penggabungan perniagaan akan dimasukkan dalam kenyataan proksi/prospektus apabila ia tersedia.

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Kenyataan Pandang ke Hadapan

Segala maklumat dalam siaran akhbar ini yang berkaitan dengan First Digital telah disediakan sepenuhnya oleh First Digital dan belum disahkan secara bebas oleh KOYN. KOYN tidak membuat sebarang representasi atau jaminan mengenai dengan ketepatan atau kesempurnaan maklumat tersebut serta tidak menanggung sebarang obligasi untuk mengemas kini maklumat dalam siaran akhbar ini, kecuali sebagaimana yang dikehendaki oleh undang-undang. Siaran akhbar ini merangkumi "kenyataan pandang ke hadapan" berhubung dengan KOYN dan First Digital. Jangkaan, anggaran dan unjuran perniagaan First Digital dan KOYN mungkin berbeza daripada keputusan sebenar mereka dan oleh itu, anda tidak seharusnya bergantung kepada kenyataan pandang ke hadapan ini sebagai ramalan peristiwa masa hadapan. Perkataan seperti "menjangka," "menganggar," "mengunjurkan," "merangka bajet," "unjuran," "mengantisipasi," "berhasrat," "merancang," "mungkin," "akan," "boleh," "sepatutnya," "mempercayai," "meramalkan," "berpotensi," "meneruskan" serta ungkapan lain yang seumpamanya adalah bertujuan untuk mengenal pasti kenyataan pandang ke hadapan tersebut. Kenyataan pandang ke hadapan ini merangkumi, tanpa had, jangkaan berhubung prestasi masa hadapan dan impak kewangan yang dijangka daripada cadangan penggabungan perniagaan, pemenuhan syarat penutupan bagi penggabungan perniagaan tersebut serta pemasaan penyempurnaan cadangan penggabungan perniagaan berkenaan. Kenyataan pandang ke hadapan ini melibatkan risiko dan ketidakpastian yang ketara yang boleh menyebabkan keputusan sebenar berbeza secara material daripada keputusan yang dijangka. Sebahagian besar faktor ini berada di luar kawalan KOYN dan First Digital serta sukar untuk diramalkan. Faktor-faktor yang boleh menyebabkan perbezaan tersebut termasuk, tetapi tidak terhad kepada: (1) berlakunya sebarang peristiwa, perubahan atau keadaan lain yang boleh membawa kepada penamatan rundingan dan mana-mana perjanjian muktamad berhubung cadangan penggabungan perniagaan, serta kemungkinan bahawa terma dan syarat yang terma dan syarat dalam mana-mana perjanjian muktamad berhubung cadangan penggabungan perniagaan mungkin berbeza secara material daripada terma dan syarat yang ditetapkan dalam surat hasrat; (2) keputusan mana-mana prosiding undang-undang yang mungkin dimulakan terhadap pihak-pihak selepas pengumuman cadangan penggabungan perniagaan dan mana-mana perjanjian muktamad berhubung dengannya; (3) ketidakupayaan untuk menyempurnakan cadangan penggabungan perniagaan, termasuk akibat kegagalan mendapatkan kelulusan pemegang saham KOYN dan First Digital atau syarat-syarat lain bagi penutupan; (4) ketidakupayaan untuk mendapatkan atau mengekalkan penyenaraian sekuriti syarikat gabungan di Nasdaq Stock Market LLC, New York Stock Exchange atau bursa sekuriti nasional lain selepas cadangan penggabungan perniagaan; (5) risiko bahawa cadangan penggabungan perniagaan mengganggu rancangan dan operasi semasa akibat pengumuman dan penyempurnaan cadangan penggabungan perniagaan; (6) keupayaan untuk mengenal pasti manfaat yang dijangka daripada cadangan penggabungan perniagaan, yang mungkin dipengaruhi oleh, antara lain, persaingan, keupayaan syarikat gabungan untuk berkembang dan mengurus pertumbuhan secara menguntungkan serta mengekalkan pekerja utamanya; (7) kos yang berkaitan dengan cadangan penggabungan perniagaan; (8) perubahan dalam undang-undang atau peraturan yang terpakai; dan (9) risiko dan

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6 {7 katidakpastian l a i n yang termasuk da l am dokuman yang difailkan atau akan difailkan dengan SEC oleh KOY N , F i rst D i gital dan syarikat gabunga n . Senarai faktor yang d i nyatakan di atas bukan eksk l usif . Anda tidak seharusnya meletakkan kebergantungan yang berleb i han terhadap sebarang kenyataan pandang ke hadapan, yang hanya merujuk kepada tar i kh i a di buat . KOYN dan F i rst D i gital tidak mengambil atau menerima sebarang kewaj i pan atau kom i tmen untuk menge l u arkan secara umum sebarang kemas k i ni atau p i n daan kepada kenyataan pandang ke hadapan bagi mencerm i nkan sebarang perubahan da l am jangkaan mereka atau sebarang peruba h an dalam peristiwa, keadaan, atau situasi yang menjadi asas kepada kenyataan tersebut, kecuali sebaga i mana yang d i kehendaki o l eh undang - u n dang . Prestasi l a l u KOYN dan F i rst D i g i tal bukan jam i nan kepada prestasi masa hadapan . O l eh itu, anda tidak seharusnya me l etakkan kebergantungan yang berleb i han terhadap rekod sejarah prestasi KOYN dan F i rst Dig i tal sebagai penunjuk kepada prestasi masa hadapan sesuatu pelaburan atau pu l angan yang KOYN dan F i rst Digital akan, atau berkemungk i nan, has i l kan pada masa hadapan . T i ada T awaran atau Perm i ntaan Proksi Siaran akhbar i ni t i dak akan membentuk perrni ntaan proks i , perset u juan atau kebenaran berhubung dengan mana - mana sekuriti atau berhubung dengan cadangan penggabungan pemiagaan. Siaran akhbar i ni tidak merupakan suatu tawaran untuk menjual atau perrn i ntaan tawaran untuk membeli ma n a - mana sekuriti dan tiada sebarang penjua l an sekuriti akan d i ja l ankan da l am mana - mana bidang kuasa di mana tawaran, perm i ntaan atau penj u alan tersebut adalah menyalahi undang - undang di bawah undang - undang sekur i ti yang terpakai di b i dang kuasa berke n a an. Par l h al F i rst D l g l tal Gro u p Ltd. F i rst Dig i tal i alah penyedia utama i nfrastruktur aset dig i tal dan stableco i n, menawarkan stab l eco i n berde n om i nasi USO yang d i sokong sepenuhnya, perkhidmatan amanah dan jagaan, penyelesaian pembayaran global serta penerbitan stableco i n l abel put i h untuk perusahaan. Produk utama syarikat, F DUSD, i a l ah sa l ah satu stableco i n yang paling aktif didagangkan di dunia, dengan sokongan model tadb i r urus berasaskan pematuhan, struktur amanah beras i ngan serta pengesahan bebas yang d i ja l ankan setiap bu l an. F i rst Digital beroperasi merentasi pe l bagai b i dang kuasa dan mengeka l kan l esen serta pendaftaran aktif di pusat kewangan utama. Per i h al CSLM D i g i tal Asset Acqu i sition Corp Ill, Lt d . KOYN i alah seb u ah syar i kat pemerol ehan tujuan khas (S P AC ) yang tersenarai awam, dengan fokus kepada sektor tekno l ogi hadapan berpotensi t i nggi termasuk aset digita l , i n frastruktur kewangan berperaturan dan fintech generasi baharu. KOYN diterajui o l eh pasukan SPAC berpenga l aman yang mempunyai rekod pencapa i an dalam mengenal past i , me l aksanakan dan mengurus transaksi pasaran awam yang kompleks. Mak l umat H u bungan Pe l abur dan M ed i a

7f7 Samantha Yap I YAP Global samantha@yapgl oba l. com